Exhibit 10.27

Signature Version

AMENDMENT AGREEMENT (hereinafter, the “Agreement”) dated June 30, 2022, entered into:

(1) Genaro Levinson Marcovich (“GLM”), Hana Krinitzky Melamed (“HKM”), Dan Levinson Krinitzky (“DLK”), Roberto Joab Levinson Krinitzky (“RLK”) and Joseph Levinson Krinitzky (“JLK”, and together with GLM, HKM, DLK and RLK, the “Sellers” and each, a “Seller”), as sellers;

(2) Grupo Salud Auna México, S.A. de C.V. (“Auna México” or the “Buyer”, and together with its assigns or successors, the “Buyers”), as buyers; and

(3) Hospital y Clínica OCA, S.A. de C.V. (“Hospital y Clínica OCA”), DRJ Inmuebles, S.A. de C.V. (“DRJ Inmuebles”), Inmuebles JRD 2000, S.A. de C.V. (“Inmuebles JRD 2000”) and Tovleja HG, S.A. de C.V. (“Tovleja HG”, and together with Hospital y Clínica OCA, DRJ Inmuebles e Inmuebles JRD 2000, the “Companies”).

The Buyers, the Sellers and the Companies shall jointly be referred to as the “Parties”, and each individually as a “Party”.

BACKGROUND

I. On February 21, 2022, the Parties entered into a contract for sale of shares by virtue of which, among other things, the Sellers, as applicable, agreed to sell the shares representing 100% (one hundred percent) of the outstanding share capital of the Companies and, in turn, the Buyers agreed to acquire from the Sellers all such Shares (hereinafter, the “Contract of Sale”).

II. The Parties wish to enter into this Agreement in order to modify the Contract of Sale in the terms described below.

STATEMENTS

I.	The Parties mutually acknowledge the capacity with which they appear at the conclusion of this Agreement.

II.	It is the will of the Parties to enter into this Agreement and be bound by the terms thereof.

III.

Each of the Parties assumes and declares the terms of their respective statements, made in accordance with the Contract of Sale (amended in accordance with this Agreement), which are held to be incorporated by reference to this instrument and are confirmed and ratified by each of said parties in their entirety.

By virtue of the foregoing Statements, it is the will of the Parties to enter into this Agreement for the purpose of which they grant, by mutual agreement, the following:

CLAUSES

CLAUSE I. Definitions. Capitalized terms used in this Agreement shall have the same meaning attributed to them in the Contract of Sale (as amended under this Agreement), unless otherwise defined in this Agreement.

CLAUSE II. Amendments to the Contract of Sale.

2.01 The Parties hereby agree to modify the meaning of the term “Territory” in Section 1.01 of the Contract of Sale in the terms indicated below:

““Territory” means the State of Nuevo León, Mexico.”

2.02 The Parties hereby agree to amend Clause 4.04 of the Contract of Sale, to read as follows:

“4.04 Closing.

The fulfillment of the Purchase and Sale (the “Closing”), will be carried out on the date agreed by the Parties once the preceding conditions established in Article V of this Agreement are met or waived by the corresponding Parties, but in any case, in the absence of agreement, on the Deadline (the date on which the Closing is carried out, the “Closing Date”), at the offices of the Sellers’ legal advisers located at Av. Pedro Ramírez Vázquez number 200-1, Tower 1, Parque Corporativo Valle Oriente, in San Pedro Garza García, Nuevo León, Mexico, or any other place agreed in writing between the Parties.”

2.02 The Parties hereby agree to amend subsection (c) of Clause 5.03 of the Contract of Sale, to read as follows:

“5.03 Conditions for the Benefit of the Parties

(a) ...

(c) The Parties shall use their best efforts (including through the performance of all actions and the payment of all necessary costs and expenses) so that the conditions contained in this Article V are met as soon as possible after the date of signature of this Agreement and no later than August 31, 2022 (the “Deadline”).”

2.04 In order to clarify that the obligation not to compete considered in the Contract of Sale will enter into force as of the Closing Date, the Parties hereby agree to amend Section 6.07 of the Contract of Sale, to be drafted as follows:

“6.07 Non-Compete.

(a) The Parties agree that the Sellers (directly or indirectly through their Affiliates) may not, for a period beginning on the Closing Date and ending on the third anniversary of the Closing Date:

(1) be owners or shareholders, develop, participate, promote, advise, manage, operate, control, acquire, invest or in any way participate in, any Competitor within the Territory with the exception of any investment made in a Competitor through shares listed on a Recognized Stock Exchange, on the understanding that such investments may not represent more than 5% (five percent) of the capital of the respective Competitor and may not grant said Seller the right to participate in the board of directors thereof or in any other way in the administration of said Competitor;

(2) promote, facilitate, contribute to, support or in any way assist any Person who participates in, or intends to participate in, any act relating to any Competitor within the Territory;

(3) in any other way participate in the Business; and

(4) carry out acts aimed at performing any of the assumptions and acts described in subsections (1), (2) and (3) above.”

2.05 In addition to the modifications to the Contract of Sale provided for above in this Clause II, the Parties hereby agree to replace Annex H of the Contract of Sale with the new Annex H attached to this Agreement as Annex A.

CLAUSE III. Ratification of the Terms of the Contract of Sale. The Parties agree and confirm that the only modifications to the Contract of Sale are those set forth in Clause II above and hereby confirm and ratify all the terms and conditions of the Contract of Sale, which continues to take full effect, and which as modified by this Agreement represents the final and entire agreement of the Parties hereto.

Furthermore, the Parties agree that any reference to the “Contract of Sale” refers to the Contract of Sale modified in accordance with this Agreement.

CLAUSE IV. No Novation. The execution of this Agreement does not constitute novation, payment, prepayment, fulfillment or termination of any of the obligations of the Parties under the Contract of Sale (amended in accordance with this Agreement), including its annexes, appendices and modifications.

CLAUSE V. Headings. The headings and subheadings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provision of this Agreement.

CLAUSE VI. Notifications. All notices and other communications to be given pursuant to this Agreement shall be given to each party to this Agreement pursuant to the provisions of Section 9.01 of the Contract of Sale (as amended pursuant to this Agreement).

CLAUSE VII. Illegality of Provisions. In the event that any provision of this Agreement is found to be unlawful, invalid or unenforceable in accordance with any present or future Applicable Law, or if the rights or obligations of any of the Parties under this Agreement are significantly or adversely affected by it: (a) such provision shall be completely deleted, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision would have never been part of it, and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by deletion thereof.

CLAUSE VIII. Applicable Law; Arbitration.

8.01 This Agreement shall be governed by and construed in accordance with the laws applicable in Mexico.

8.02 The Parties agree and acknowledge that, to resolve any Dispute arising out of or related to this Agreement, they are subject to the provisions set forth in Section 9.04 of the Contract of Sale.

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IN WITNESS WHEREOF, the Parties sign this Agreement on the date indicated in the introduction.

THE SELLERS

Genaro Levinson Marcovich

/s/ Genaro Levinson Marcovich

Hana Krinitzky Melamed,

/s/ Hana Krinitzky Melamed

Dan Levinson Krinitzky,

/s/ Dan Levinson Krinitzky

Roberto Joab Levinson Krinitzky

/s/ Roberto Joab Levinson Krinitzky

Joseph Levinson Krinitzky

/s/ Joseph Levinson Krinitzky

[Signature sheet of the Amendment Agreement to the Contract for Sale of Shares entered into, on the one hand, by Genaro Levinson Marcovich, Hana Krinitzky Melamed, Dan Levinson Krinitzky, Roberto Joab Levinson Krinitzky and Joseph Levinson Krinitzky, as sellers, on the other hand Grupo Salud Auna México, S.A. de C.V., as buyer, and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG. de C.V.]

THE BUYER

Grupo Salud Auna México, S.A. de C.V.

By:	/s/ Jesus Antonio Zamora León
Name: Jesus Antonio Zamora León
Position: Legal Representative

[Signature sheet of the Amendment Agreement to the Contract for Sale of Shares entered into, on the one hand, by Genaro Levinson Marcovich, Hana Krinitzky Melamed, Dan Levinson Krinitzky, Roberto Joab Levinson Krinitzky and Joseph Levinson Krinitzky, as sellers, on the other hand Grupo Salud Auna México, S.A. de C.V., as buyer, and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG. de C.V.]

THE COMPANIES

Hospital y Clínica OCA, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

DRJ Inmuebles, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

Inmuebles JRD 2000, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

Tovleja HG, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

[Signature sheet of the Amendment Agreement to the Contract for Sale of Shares entered into, on the one hand, by Genaro Levinson Marcovich, Hana Krinitzky Melamed, Dan Levinson Krinitzky, Roberto Joab Levinson Krinitzky and Joseph Levinson Krinitzky, as sellers, on the other hand Grupo Salud Auna México, S.A. de C.V., as buyer, and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG, S.A. de C.V.]